[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON GLOBAL
CORPORATE LEADERS
FUND, INC.

Investment Objective: Long-Term Growth of Capital

Lexington Funds
Providing Global SolutionSM	[LOGO] LEXINGTONSM

Dear Shareholders:

            The Lexington Global Corporate Leaders Fund performed well in 1999. For the year the Fund returned 39.06%* versus 35.97% for the average global fund, according to Lipper, Inc. For the fourth quarter the Fund advanced 25.16%* against an industry average of 23.70% according to Lipper, Inc. The unmanaged Morgan Stanley Capital International World Index beat most managers with a 25.34% gain on the year, and 16.87% for the fourth quarter.

            Performance was strong for the Lexington Global Corporate Leaders Fund as well as most other global funds. Several countries and sectors provided spectacular returns. Led by Nokia, Finland gained 153% for the year. Other particularly large returns came from Sweden with an 80% gain, Japan at 62% and Hong Kong at 60%. The most important variable to investment success in 1999 was sector selection. Globally, stock performance was extremely narrow which explains the huge variation in performance among global funds. The strongest gains came from telecoms and electronics with a yearly return of 45% and 116%, respectively. Conversely, utilities declined 13% and consumer goods fell 2%. The primary reasons for the Fund’s strong performance was due to gains from technology and telecom holdings. Strong contributors to the portfolio came from stocks such as Sony, SAP, and Cisco, as well as many others. The Fund’s high exposure to strong performing markets such as Japan also played an important role in enhancing returns.

            Global economic activity is on the rise after being depressed by the Asian economic crisis. The U.S. economy continued to grow at a rapid rate of around 4%. European economies are also showing signs of life as a weak Euro and a strong U.S. economy has ignited manufacturing exports. European unemployment is on the decline while consumer confidence remains at healthy levels. The European region will probably enjoy growth in the 3% range for this year. The Asian economies are also on the mend although Japan is still struggling. The Japanese economy is saddled by huge government debt and rising unemployment, which continues to depress consumer spending. Rising global growth provides a good backdrop for corporate profits. In Europe, profits will be further enhanced by a weak currency and corporate restructuring. Japanese profitability should also be on the rise as cost cutting is gaining greater acceptance by Japanese managements. Technology is also playing a key role in expanding productivity. The internet is changing the way most, if not all, companies do business. Investment in technology and the internet in particular, is contributing to stronger growth and productivity in most economies. Opportunities for investment in Europe and Japan are particularly exciting for several reasons. First, as previously mentioned, the outlook for profit growth is positive. In Europe, the Euro has been quite weak and investors have an opportunity to buy a cheap currency through European equity investments. Restructuring in both Europe and Japan is leading to industry consolidation as well as a rising return on capital. Finally, an equity investment culture is only now taking hold. The Japanese hold the bulk of the world’s savings, which have been out of Japanese stocks for years. As Japan’s society ages and government debt piles up, individuals will have a greater need to provide for retirement. It is likely that more savings will be earmarked for equity investment in Japan particularly if Japanese managements continue to improve profits. The savings story is similar in Europe where equities have been under-represented in individual portfolios. The long-term outlook for global equities is very attractive. However, there are always important risk factors to consider.

            The greatest risk to global equities is the imbalance of the U.S. economy. U.S. economic growth is unsustainably strong. Inflation has been remarkably subdued due to several factors. A strong dollar has kept import prices down. Equally, the Asian economic crisis produced excess global capacity in many goods as demand slumped. Commodity prices, until recently, have been at depressed levels. Clearly technology has played an important role in advancing productivity, resulting in tame inflation. However, it is unlikely that technology alone explains such a low inflation rate at this point in the economic cycle. Some of the underpinning causes are now reversing. Global demand is accelerating, as are commodity prices. Inflation is a lagging indicator, so it may take more time to see a convincing rise in inflation. U.S. growth is being funded by foreign capital at an unprecedented rate. The trade and current account deficits are being funded by over $300 billion in foreign capital per year. These deficits are likely to persist if equity prices in the U.S. continue to rise. Consumers are feeling very confident as their stock holdings appreciate and continue to spend. This spending requires more and more foreign capital to support. To keep foreign capital coming real interest may continue to rise to compete against other global investments. The U.S. dollar is also vulnerable, as a sharp fall would be one way the market could correct part of the trade deficit. However, a falling dollar could lead to higher inflation and a foreign exodus of U.S. assets. Interest rates have been rising globally. The U.S. Federal Reserve has increased short-term rates 75 basis points and another 25 basis point hike is expected in February 2000. Long rates have climbed even more sharply as the 30-year U.S. Treasury Bond now yields over 6 1 /2%. Until consumer spending slows, the economy is likely to remain very strong. Unemployment is now at only 4.1%. It is at a dangerous level as it portends wage pressure. Interest rates are likely to rise until the U.S. economy slows. The economy isn ’t likely to slow until the stock market suffers a sharp correction.

            A falling U.S. stock market will put downward pressure on European and Asian equities as well. European returns will likely be protected to a certain degree by a rising Euro. The growth sectors particularly telecoms and technology are likely to suffer the greatest declines in a correction due to excessive valuation in those sectors.

            The Lexington Global Corporate Leaders Fund remains well-diversified among sectors and regions. Compared to its benchmark, the Fund continues to overweight Japan and Europe while under weighting the U.S. market. Turnover will be kept low to maximize tax efficiency and minimize costs. The Fund takes a long-term view in its holdings investing in long-term globally leading companies.

         We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds. com.

Sincerely,

/s/ Richard T. Saler Richard T. Saler Portfolio Manager February, 2000	/s/ Alan H. Wapnick Alan H. Wapnick Portfolio Manager February, 2000	/s/ Robert M. DeMichele Robert M. DeMichele President February, 2000

            Comparison of change in value of a $10,000 investment in
                Lexington Global Corporate Leaders Fund, Inc. and
         the unmanaged Morgan Stanley Capital International World Index

                                  [LINE GRAPH]

-------------------------------------------------------------------
                       Lexington Global       Morgan Stanley
                       Corporate Leaders   Capital International
Date                         Fund              World Index
-------------------------------------------------------------------
 12/31/89                  $10,000             $10,000
 12/31/90                   $8,325              $8,348
 12/31/91                   $9,620              $9,932
 12/31/92                   $9,279              $9,469
 12/31/93                  $12,236             $11,659
 12/31/94                  $12,462             $12,310
 12/31/95                  $13,794             $14,934
 12/31/96                  $16,061             $17,025
 12/31/97                  $17,169             $19,788
 12/31/98                  $20,442             $24,695
 12/31/99                  $28,426             $30,953
-------------------------------------------------------------------

                     Average Annual Standard Total Returns
                         for the Period Ending 12/31/99

-----------------------------------------------------------------
                          Lexington Global       Morgan Stanley
                          Corporate Leaders   Capital International
 Annualized Returns             Fund              World Index
-------------------------------------------------------------------
        1 yr                   39.06%                25.34%
        5 yr                   17.93%                20.25%
        10 yr                  11.01%                11.96%
-------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Morgan Stanley
Capital International World Index. Results for the Fnd and the Morgan Stanley
Capital International World Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
39.06%, 17.93% and 11.01% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. Global investing has special risks, including currency fluctuation and political instability. There is no guarantee that the Fund can achieve its objective.

All country and regional returns are from the corresponding Morgan Stanley Capital International Indices. Returns are dollar based with all dividends reinvested.

                  Lexington Global Corporate Leaders Fund, Inc.
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Allocation

Common & Preferred Stocks                                   100.0%

                                  [BAR GRAPH]

Top Country Holdings

United States                                                39.3%
Japan                                                        25.2%
United Kingdom                                                9.8%
France                                                        6.7%
Switzerland                                                   5.9%

Lexington Global Corporate Leaders Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 99.1%

	Australia: 1.4%
27,800	The News Corporation, Ltd.	$ 269,039

	Canada: 1.1%
4,200	Four Seasons Hotels, Inc.	222,252

	France: 6.7%
2,630	Axa	364,830
1,020	Cap Gemini SA	257,632
4,700	Schlumberger, Ltd.	264,375
910	Transocean Sedco Forex, Inc.	30,653
4,500	Vivendi	404,353

		1,321,843

	Germany: 3.6%
2,211	DaimlerChrysler AG	171,082
4,804	Deutsche Bank AG	403,742
2,300	Volkswagen AG	128,981

		703,805

	Japan: 25.2%
9,000	Canon, Inc.	356,993
6,000	Ito-Yokado Company, Ltd.	650,676
25,000	NEC Corporation	594,744
129,000	Nippon Steel Corporation	301,216
37	Nippon Telegraph & Telephone Corporation	632,602
4,900	Sony Corporation	1,450,539
7,000	Tokyo Electron, Ltd.	957,452

		4,944,222

	Netherlands: 4.5%
2,000	Aegon NV	192,241
5,300	Koninklijke Ahold NV	156,126
5,400	Royal Dutch Petroleum Company	329,346
3,750	Unilever NV - NY Shares	204,141

		881,854

	Sweden: 1.6%
5,000	Telefonaktiebolaget LM Ericsson, “Class B”	320,144

	Switzerland: 5.9%
174	Nestle AG	317,079
138	Novartis AG	201,560
29	Roche Holding AG	342,406
1,110	UBS AG	298,176

		1,159,221

	United Kingdom: 9.8%
41,000	BP Amoco plc	411,346
22,700	British Telecommunications plc	553,540
31,300	Diageo plc	251,222
19,800	Rio Tinto plc	477,079
44,500	Vodafone AirTouch plc	220,003

		1,913,190

Number of Shares	Security	Value (Note 1)

	United States: 39.3%
6,900	Alcoa, Inc.	$ 572,700
2,800	American Express Company	465,500
5,300	American Home Products Corporation	209,019
3,625	American International Group, Inc.	391,953
5,600	Cisco Systems, Inc. [1]	599,725
7,700	Citigroup, Inc.	427,831
4,100	Exxon Mobil Corporation	330,306
2,800	General Electric Company	433,300
5,400	Intel Corporation	444,319
3,900	Johnson and Johnson	363,188
5,300	Lucent Technologies, Inc.	396,506
4,000	Microsoft Corporation [1]	466,875
3,900	Morgan Stanley Dean Witter and Company	556,725
3,700	Procter & Gamble Company	405,381
5,100	The Coca-Cola Company	297,075
9,200	The Interpublic Group of Companies, Inc.	530,725
10,700	The Walt Disney Company	312,975
7,400	Wal-Mart Stores, Inc.	511,525

		7,715,628

	TOTAL COMMON STOCKS
	(cost $11,925,411)	19,451,198

	PREFERRED STOCK: 2.2%

	Germany: 2.2%
710	SAP AG (Sysyeme, Anwendungen, Produkte in der Datenverarbeitung) (cost $299,440)	425,557

	TOTAL INVESTMENTS: 101.3%
	(cost $12,224,851†) (Note 1)	19,876,755

	Liabilities in excess of other assets: (1.3)%	(259,522)

	TOTAL NET ASSETS: 100.0%
	(equivalent to $12.29 per share on 1,595,665 shares outstanding)	$19,617,233

1 Non-income producing security.
† Aggregate cost for Federal income tax purposes is $12,227,023.
Lexington Global Corporate Leaders Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

At December 31, 1999, the composition of the Fund’s net assets by industry concentration was as follows:

Banking	3.6%
Capital Equipment	7.9
Consumer Durable Goods	8.9
Consumer Non-durable Goods	10.8
Electrical & Electronics	9.9
Energy Sources	7.0
Financial Services	12.2

Health & Personal Care	5.7%
Materials	6.9
Merchandising	3.4
Services	14.2
Telecommunications	10.8
Other Liabilities	(1.3)

Total Net Assets	100.0%

The Notes to Financial Statements are an integral part of this statement.

Lexington Global Corporate Leaders Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $12,224,851) (Note 1)	$19,876,755

Cash	43,449

Receivable for shares sold	8,865

Dividends and interest receivable	15,856

Total Assets	19,944,925

Liabilities

Due to Lexington Management Corporation (Note 2)	15,855

Payable for shares redeemed	42

Distributions payable	274,204

Accrued expenses	37,591

Total Liabilities	327,692

Net Assets (equivalent to $12.29 per share on 1,595,665 shares outstanding) (Note 3)	$19,617,233

Net Assets consist of:

Capital stock — authorized 1,000,000,000 shares, $.001 par value per share	$ 1,596

Additional paid-in-capital (Note 1)	11,966,760

Accumulated net investment loss (Note 1)	(269)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)...	(2,172)

Unrealized appreciation of investments and foreign currency translation of other assets and liabilities	7,651,318

Total Net Assets	$19,617,233

Lexington Global Corporate Leaders Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$ 230,014
Interest	23,187

	253,201
Less: foreign tax expense	23,865

Total investment income		$ 229,336

Expenses

Investment advisory fee (Note 2)	176,043
Professional fees	40,984
Transfer agent and shareholder servicing expenses (Note 2)	37,323
Printing and mailing expenses	19,724
Directors ’ fees and expenses	16,691
Accounting expenses (Note 2)	14,200
Registration fees	11,888
Computer processing fees	7,276
Custodian expenses	4,224
Other expenses	16,199

Total expenses		344,552

Net investment loss		(115,216)

Realized and Unrealized Gain (Loss) on Investments (Note 4)

Net realized gain (loss) on:
Investments	1,026,581
Foreign currency transactions	(40,254)

Net realized gain		986,327
Net change in unrealized appreciation of:
Investments	5,015,188
Foreign currency translation of other assets and liabilities	72,827

Net change in unrealized appreciation		5,088,015

Net realized and unrealized gain		6,074,342

Increase in Net Assets Resulting from Operations		$5,959,126

The Notes to Financial Statements are an integral part of these statements.
7
Lexington Global Corporate Leaders Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment loss	$ (115,216)	$ (14,935)
Net realized gain from investments and foreign currency transactions	986,327	5,425,348
Net change in unrealized appreciation of investments and foreign currency translation	5,088,015	231,415

Net increase in net assets resulting from operations	5,959,126	5,641,828

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(1,147,467)	(1,176,896)
Distributions to shareholders from net realized gains from security transactions	(123,607)	(3,427,660)

Decrease in net assets from distributions	(1,271,074)	(4,604,556)

Capital Share Transactions: (Note 3)
Proceeds from sale of shares	2,893,261	4,884,051
Reinvested dividends	917,731	4,402,616
Cost of shares redeemed	(6,684,363)	(27,606,682)

Net decrease in net assets from capital share transactions	(2,873,371)	(18,320,015)

Net increase (decrease) in net assets	1,814,681	(17,282,743)

Net Assets:
Beginning of period	17,802,552	35,085,295

End of period (including accumulated net investment loss of $269 and undistributed net investment income of $334,184 in 1999 and 1998, respectively) (Note 1)	$19,617,233	$17,802,552

The Notes to Financial Statements are an integral part of these statements.
8

Lexington Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Global Corporate Leaders Fund, Inc. (the “Fund ”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

            Investments      Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund ’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Foreign Currency Transactions     Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1999.

            Federal Income Taxes     It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions      Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted 1. Significant Accounting Policies (continued)

accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 1.00% of the Fund’s average daily net assets. For 1999, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund’s average daily net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $29,668 that are incurred by the Fund, but paid by LMC.

3. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	284,800	$2,893,261	417,735	$ 4,884,051
Shares issued on reinvestment of dividends	78,562	917,731	459,871	4,402,616

	363,362	3,810,992	877,606	9,286,667
Shares redeemed	(648,697)	(6,684,363)	(2,311,185)	(27,606,682)

Net decrease	(285,335)	$(2,873,371)	(1,433,579)	$(18,320,015)

4. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $2,222,418 and $6,101,287, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,052,153 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $402,421.
Lexington Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

5. Investment and Concentration Risks

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6. Tax Information (unaudited)

The following tax information represents the designation of various tax benefits relating to year ended December 31, 1999:

The percentage of investment company taxable income distributions to shareholders eligible for the dividends received deduction available to certain corporate shareholders is 6.57%.

Net foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $0.0840 per share (representing a total of $129,378). The total amount of “qualifying ” taxes paid by the Fund to such countries was $0.0155 per share (representing a total of $23,865).

The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	2.41%
Federal Home Loan Bank	0.31
Federal Home Loan Mortgage Corporation	1.53

The Fund designates $120,581, whether taken in shares or cash, as 20% long-term capital gain distributions.

Lexington Global Corporate Leaders Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$9.46	$10.59	$11.28	$11.32	$11.17

Income from investment operations:
Net investment income (loss)	(0.02)	0.99	0.03	0.01	0.09
Net realized and unrealized gain on investments and foreign currencies	3.67	1.02	0.73	1.84	1.10

Total income from investment operations	3.65	2.01	0.76	1.85	1.19

Less distributions:
Dividends from net investment income	(0.74)	(0.80)	(0.09)	(0.16)	(0.29)
Distributions in excess of net investment income (temporary book-tax difference)	—	—	—	—	(0.13)
Distributions from net realized gains	(0.08)	(2.34)	(1.36)	(1.73)	(0.62)

Total distributions	(0.82)	(3.14)	(1.45)	(1.89)	(1.04)

Net asset value, end of period	$12.29	$9.46	$10.59	$11.28	$11.32

Total return	39.06%	19.06%	6.90%	16.43%	10.69%

Ratio to average net assets:
Expenses	1.96%	2.12%	1.75%	1.90%	1.67%
Net investment income (loss)	(0.65)%	(0.06)%	0.23%	0.11%	0.48%
Portfolio turnover rate	12.76%	137.33%	117.48%	128.05%	166.35%
Net assets, end of period (000 ’s omitted)	$19,617	$17,803	$35,085	$37,223	$53,614

Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Global Corporate Leaders Fund, Inc.:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Global Corporate Leaders Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Global Corporate Leaders Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue- chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMACertificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
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LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

All Shareholder requests for services of
any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington Global Corporate Leaders Fund, Inc.and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX270-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp